The Dow Chemical Company and Subsidiaries	EXHIBIT 10(dd)(iii)

Fifth Amendment to
The Dow Chemical Company
Elective Deferral Plan (Post 2004)

Pursuant to Section 9.01 of The Dow Chemical Company Elective Deferral Plan (Post 2004)(the “Plan”), the undersigned hereby adopts the following amendments to the Plan, effective immediately:
1. The following sentence is added at the end of the third paragraph of Article I:
On January 19, 2017, the Plan was amended to add provisions regarding participation by employees of Dow Corning Corporation and certain subsidiaries.
2. The second sentence of Section 4.01(a) is amended to substitute “December 15” for “November 30.”
3. The following paragraph is added at the end of Section 4.01(a):
An Eligible Employee of Dow Corning Corporation who was a participant in the Dow Corning Supplemental Savings Plan as of December 31, 2016 shall not be considered a newly Eligible Employee for purposes of the preceding paragraph.
4. The following paragraph is added at the end of Section 4.02(a):
Notwithstanding anything to the contrary in the preceding paragraph, however, an Eligible Employee who was an employee of Dow Corning Corporation for any period prior to January 1, 2017 may not elect to defer under this Plan: (x) any portion of an AVIP Award earned prior to January 1, 2017; or (y) any portion of an LTIP Award for a performance cycle beginning before January 1, 2017. For purposes of this paragraph: (i) “AVIP Award” means that portion of a Participant’s compensation payable as an annual bonus under the Dow Corning Corporation’s Annual Variable Incentive Program; and (ii) “LTIP Award” means a Participant’s award under any long-term incentive plan sponsored by Dow Corning Corporation, including but not limited to the Dow Corning Corporation Performance Excellence Plan.

/s/ BRYAN JENDRETZKE
Bryan Jendretzke
Global Benefits Director
The Dow Chemical Company

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Reviewed by Plan Administrator:	/s/ MARIA CURRERI
Maria Curreri

Reviewed by Legal Department:	/s/ BRITA DE MALIGNON
Brita de Malignon

Dated: January 19, 2017

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